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                                                                   EXHIBIT 99(A)
                         STAR MULTI CARE SERVICES, INC.
                           99 RAILROAD STATION PLAZA
                              HICKSVILLE, NY 11801

                      THIS PROXY IS SOLICITED BY THE BOARD
                 OF DIRECTORS OF STAR MULTI CARE SERVICES, INC.
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, AUGUST 23, 1996

    The undersigned holder of Common Stock of Star Multi Care Services, Inc., a New York corporation ("STAR"), hereby appoints Stephen Sternbach and William Fellerman, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of STAR that the undersigned is entitled to vote at the Special Meeting of Shareholders of STAR, to be held on Friday, August 23, 1996 at 12:30 p.m. local time, at the offices of Parker Chapin Flattau & Klimpl, LLP, (18th Floor), New York, New York, and at any adjournments or postponements thereof.
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    THE  BOARD OF DIRECTORS RECOMMENDS A VOTE  IN FAVOR OF ADOPTION AND APPROVAL
OF THE AGREEMENT AND PLAN OF MERGER.

1.         Adoption and approval of the Agreement and  Plan of Merger dated February 9, 1996,  as amended on July 18, 1996,  between
           AMSERV  HEALTHCARE INC., a Delaware corporation ("AMSERV") and STAR, providing for the merger of AHI Acquisition Corp., a
           Delaware corporation and a wholly-owned subsidiary of STAR, with and into AMSERV.
           / / FOR            / / AGAINST            / / ABSTAIN
2.         Upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof. In their discretion, the proxies are  authorized to vote upon  such other business as may  properly come before the  Special
           Meeting  and any adjournments or postponements thereof. This proxy  does not convey discretionary authority to adjourn or postpone the meeting for the purpose of soliciting additional votes.

                                               (CONTINUE AND SIGN ON OTHER SIDE)
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    THIS PROXY, WHEN  PROPERLY EXECUTED, WILL  BE VOTED IN  THE MANNER  DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN ITEM 1 AND WITH REGARD TO OTHER MATTERS THAT MAY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN THE DISCRETION OF THE PROXYHOLDERS, AS DESCRIBED IN THE JOINT PROXY STATEMENT.

    The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement.

    Dated:               , 1996

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                 (Signature if held jointly)

                                             Please   sign  exactly  as  name(s)
                                             appears hereon and mail it promptly
                                             even though you now plan to  attend
                                             the  Special  Meeting.  When shares
                                             are held  by  joint  tenants,  both
                                             should   sign.   When   signing  as
                                             Attorney, Executor,  Administrator,
                                             Guardian  or  Trustee,  please  add
                                             your  full  title  as  such.  If  a
                                             corporation,  please  sign  in full
                                             title as  such. If  a  corporation,
                                             please  sign in full corporate name
                                             by president  or  other  authorized
                                             officer.  If a  partnership, please
                                             sign   in   partnership   name   by
                                             authorized person.

    PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE
                               ENVELOPE PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.